SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 19, 2004


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


          Nevada                     000-21640                88-0136443
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(State or other jurisdiction        (Commission           (I.R.S. Employer
    of incorporation)                File Number)         Identification No.)


2411 West Sahara Avenue, Las Vegas, Nevada                       89102
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (702) 367-2411
                                                    --------------

                                       N/A
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 19, 2004, Station Casinos, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is attached to this Current Report as Exhibit 99.1.

     The information, including exhibits attached thereto, of this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.



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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Station Casinos, Inc.



Date: October 19, 2004           By: /s/ Glenn C. Christenson
                                     -------------------------------------------
                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer